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                                                                    EXHIBIT 23.6

October 1, 1999

Mr. Bill Gardiner
Chief Financial Officer
King Ranch, Inc.
1415 Louisiana, Suite 2300
Wedge International Tower
Houston, TX 77002

Dear Bill:

     We hereby consent to the inclusion of our opinion as an exhibit to the Form S-4 Registration Statement under the Securities Act of 1933 of the Company and the reference to and summary of our opinion in such Form S-4 Registration Statement.
                                             /S/ ERNST & YOUNG LLP
                                             -----------------------------------
                                             Ernst & Young LLP